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Vesta Equity Transacts First-Ever On-Chain Home Equity Investment

Key Highlights:

●	First ever digitally native tokenized Home Equity Investment (HEI), constructed by Vesta Equity, transacted bilaterally between a California homeowner and an investor.

●	Milestone $100,000 transaction on the Provenance Blockchain used $YLDS, a yield-bearing stablecoin to transfer value and eliminate cash drag.

Los Angeles, CA – January 13th, 2026 – Vesta Equity, an innovator in digital real estate investments, today announced the successful execution of the first-ever on-chain, legally-perfected, digitally-native Home Equity Investment (HEI) on a public permissionless blockchain. The $100,000 transaction on the Provenance Blockchain, conducted between a California homeowner and an investor, was completed entirely on-chain in collaboration with NUVA Labs using ‘ $YLDS, the first and only SEC-registered, yield-bearing stablecoin issued by Figure Certificate Company, a wholly owned subsidiary of Figure Technology Solutions, Inc. (NASDAQ: FIGR)(“Figure”).

This groundbreaking HEI, securely held in a blockchain wallet via digital custody, provides the homeowner with debt-free liquidity and gives the investor direct exposure to an appreciating, real estate asset. The achievement proves Vesta Equity’s vision of deploying its fully digital financial operating system for real estate assets (VEFOSTM) integrating onboarding, underwriting, funding, servicing, settlement, compliance, liquidity, leverage, and yield.

A New Era for Home Equity Finance

Vesta Equity’s on-chain AlphaHEITM marks a new option in how residential property wealth can be accessed and traded. “We’ve proven that home equity can be turned into a fully programmable asset born on-chain, with no banks or intermediaries,” said Michael Carpentier, CEO and Co-Founder of Vesta Equity, “It represents a visionary shift toward a fully direct, disintermediated ecosystem. By harnessing blockchain and smart contracts, we’re enabling a world where pooled real estate equity can more effectively be financed through traditional securitizations while also integrating into DeFi applications – from vaults to staking and more – giving people a much wider scope of options for wealth generation through composable real-world digital assets.”

Industry Leaders Embrace the On-Chain Ecosystem

The achievement was made possible through close collaboration with NUVA Labs, the leading SaaS and API developer supporting Provenance Blockchain, a public Layer-1 blockchain purpose-built for financial services, that currently secures over $18 billion in tokenized real-world assets. Anthony Moro, CEO of NUVA Labs, highlighted the advantages demonstrated in this HEI execution: “Vesta Equity’s digitally-native, end-to-end platform shows how frictionless a home equity transaction can become when it is purpose built for blockchain. By leveraging Provenance’s scalable, immutable ledger and NUVA Labs’ API-driven services, this $100K HEI was executed with speed, transparency, and security that traditional processes can’t match. We’re seeing an entirely new asset class come to life on-chain and this is exactly what Provenance was designed for. It’s immensely rewarding to partner with Vesta Equity to bring this vision to reality, and we’re excited to help scale these capabilities.”

Vesta Equity’s HEI was the first third-party transaction to utilize $YLDS. June Ou, Co-Founder and Director of the Provenance Blockchain Foundation, emphasized how Vesta’s innovation bolsters the use of $YLDS and the broader Provenance network: “Bringing home equity investments on-chain drives new TVL and transaction activity, strengthening the utility of HASH, the network’s native token. Figure built its infrastructure stack to support exactly these kinds of high-value, real-world asset transactions, and Vesta’s adoption of these tools is a testament to how far the Provenance ecosystem has progressed.”

Todd Stevens, Chief Capital Officer of Figure, added: “We’re pleased to see Vesta Equity adopt $YLDS as the settlement currency for this transaction. By settling a legally-perfected home equity investment fully on-chain, they’re demonstrating how real-world assets can plug directly into DeFi infrastructure while still meeting institutional and regulatory standards. This is the bridge between traditional finance and decentralized markets, where assets like home equity can be programmatically financed, pooled, and traded. As an SEC-registered security with 24/7 on-chain settlement, $YLDS is well-suited to power these kinds of transactions, and we’re seeing growing adoption across the ecosystem.”

Enabling the Future of Finance and Wealth Creation

This inaugural on-chain HEI is a template for the future of financial services and democratized wealth creation. By proving that a cornerstone of personal wealth – home equity – can be tokenized and transacted on-chain, Vesta Equity is charting a new course for how value is exchanged. The transaction showcases how blockchain technology enhances transparency, liquidity, and efficiency in a traditionally illiquid market. Home equity investments can complement options like loans or mortgages or provide an alternative to those who don’t qualify or no longer want to use credit, while investors can diversify into real estate equity in a flexible and direct way.

As blockchain and finance continue to converge, the lines between traditional finance and decentralized finance are blurring. The success of Vesta’s fully digital HEI points toward a future where real-world assets (RWAs) are as programmable and accessible as digital money or tokens, and where wealth creation opportunities are open to a broader range of participants than ever before.

Media Contact:

Michael Carpentier

pr@vestaequity.net

About Vesta Equity

Vesta Equity is building the financial operating system for real estate assets. Through its blockchain-native platform, VEFOS™, Vesta Equity enables the digital origination, underwriting, tokenization, management, financing, and trading of real estate–backed financial assets, transforming home equity and other traditionally illiquid assets into programmable, data-driven, and institutionally compliant digital assets. The platform orchestrates on-chain capital flows, custody, servicing, yield, and liquidity across both traditional financial markets and decentralized finance (DeFi).

Vesta Equity’s first digital asset, AlphaHEI™, is a blockchain-native Home Equity Investment that allows homeowners to access liquidity without taking on debt or monthly payments, while giving investors direct exposure to residential real estate appreciation. Designed to be born on-chain, AlphaHEI™ is legally perfected, composable, and interoperable with both traditional securitization structures and DeFi applications, establishing a new foundation for how home equity can be accessed, financed, and traded.

About NUVA Labs

NUVA Labs powers digital asset issuers with a full lifecycle of blockchain infrastructure support that enables the tokenization, management, and distributions of real-world assets at scale. From structuring advice and mission-critical APIs and SaaS services, to broad, multi-chain Web3 distribution through Vault marketplaces such as NUVA, NUVA Labs is perfectly positioned to help bring trillions of dollars of assets on-chain. NUVA Labs is the leading developer and integration partner on Provenance Blockchain, the world’s largest public Layer 1 blockchain network with over $18 billion in real-world assets total value locked (TVL). Learn more at NUVALabs.com.

About Provenance Blockchain

Provenance Blockchain is a public, open-source blockchain purpose-built for financial services. The network facilitates the origination, financing, and trading of financial assets with greater efficiency, transparency, and reduced costs. With over $20 billion in real-world assets onboarded, Provenance Blockchain powers a growing ecosystem of financial institutions, fintechs, and developers building the future of finance. The network is governed by the Provenance Blockchain Foundation and secured by a global network of validators. For more information, visit provenance.io.

About Figure Technology Solutions, Inc.

Figure Technology Solutions, Inc. (Nasdaq: FIGR) is a Provenance Blockchain-native capital marketplace that seamlessly connects origination, funding, and secondary market activity. More than 200 partners use its loan origination system and capital marketplace. Collectively, Figure and its partners have originated over $19 Billion of home equity to date, among other products, making Figure’s ecosystem the largest non-bank provider of home equity financing. The fastest growing components are Figure Connect, its consumer credit marketplace, and Democratized Prime, Figure’s on-chain lend-borrow marketplace. Figure’s ecosystem also includes DART (Digital Asset Registry Technology) for asset custody and lien perfection, and $YLDS, an SEC-registered yield-bearing stablecoin that is issued by a tokenized face-amount certificate company, which is a type of registered investment company.

Figure is the market leader in real-world asset (RWA) tokenization and its most recent securitization received a AAA rating from S&P, the first of its kind for blockchain finance. For more information, visit https://figure.com or follow Figure on LinkedIn.

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1/13/26, 8:59 AM Vesta Equity Transacts First-Ever On-Chain Home Equity Investment

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Michael Carpentier
Jan 13, 2026 9:16:15 AM 5 min. read

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